EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF OIL STATES INTERNATIONAL, INC.

PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND RULE 13a – 14(b) UNDER THE

SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report on Form 10-K of Oil States International, Inc. for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Cindy B. Taylor, President and Chief Executive Officer of Oil States International, Inc. (the Company), hereby certify, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cindy B. Taylor
Name:	Cindy B. Taylor
President and Chief Executive Officer
Date: February 17, 2017